Cambria Sovereign Bond ETF (SOVB)
(formerly, Cambria Sovereign
High Yield Bond ETF)

Summary Prospectus

September 1, 2017

Ticker: SOVB

Listed on BATS BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.cambriafunds.com/sovb.aspx. You can also get this information at no cost by calling 855-ETF-INFO (383-4636) or by sending an e-mail request to info@cambriafunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated September 1, 2017, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

FUND SUMMARY

Cambria Sovereign Bond ETF

Investment Objective

The Fund seeks income and capital appreciation from investments in securities and instruments that provide exposure to sovereign and quasi-sovereign bonds.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee:	0.59%
Distribution and/or Service (12b-1) fees:	0.00%
Other Expenses:	0.00%
Acquired Fund Fees and Expenses:	0.02%
Total Annual Fund Operating Expenses:	0.61%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that the operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$62	$195	$340	$762

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2017, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the value of the Fund’s net assets (plus borrowings for investment purposes) will be invested in sovereign and quasi-sovereign bonds. For the purposes of this policy, sovereign and quasi-sovereign bonds include such securities and instruments that provide exposure to securities that invest in or have exposure to such bonds, including exchange-traded products (“ETPs”) such as exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The Fund will invest in emerging and developed countries, including countries located in the G-20 and other countries. Potential issuer countries include, but are not limited to, Argentina, Australia, Brazil, Canada, Chile, China, Colombia, members of the European Union, including Greece, Hungary, Poland, and

Romania, Hong Kong, India, Israel, Indonesia, Japan, Malaysia, Mexico, New Zealand, Norway, Peru, the Philippines, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and the United States.

Sovereign bonds include debt securities issued by a national government, instrument or political sub-division. Quasi-sovereign bonds include debt securities issued by a supra-national government or a state-owned enterprise or agency. The sovereign and quasi-sovereign bonds that the Fund invests in may be denominated in local and foreign currencies. The Fund may invest in securities of any duration or maturity.

The Fund may invest up to 20% of its net assets in ETPs, including ETFs and ETNs, that invest in or provide exposure to sovereign and quasi-sovereign bonds, money market instruments or other high quality debt securities, cash or cash equivalents.

Cambria Investment Management, L.P., the Fund’s investment adviser (“Cambria”), utilizes a quantitative model to select sovereign and quasi-sovereign bond exposures for the Fund. The model reviews various characteristics of potential investments, with yield as the largest determinant. Accordingly, the Fund may invest in high yield bonds rated below investment grade by Moody’s Investors Service, Standard & Poor’s or Fitch Ratings (commonly referred to as “junk bonds”), or unrated bonds that are determined by Cambria to be of such credit quality. By considering together the various characteristics of potential investments, the model identifies potential allocations for the Fund, as well as opportune times to make such allocations. A screen excludes foreign issuers whose securities are highly restricted or illegal for U.S. persons to own, including due to the imposition of sanctions by the U.S. Government.

Cambria has discretion on a daily basis to actively manage the Fund’s portfolio in accordance with the Fund’s investment objective. The Fund may sell a security when Cambria believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions. Cambria expects to rebalance to target allocations at least quarterly. As a result, the Fund may experience high portfolio turnover.

The Fund is non-diversified.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.

Cash Redemption Risk. The Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance.

Cyber Security Risk. The Fund, and its service providers, may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including Cambria, the custodian, and the transfer agent, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.

Emerging Markets Risk. Emerging market investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about issuers in such markets. Securities of emerging market issuers may become illiquid and be subject to volatility and high transaction costs.

Exchange-Traded Funds and Exchange-Traded Products and Investment Companies Risk. The risks of investing in securities of ETFs, ETPs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF, ETP or investment company invests. In addition, with such investments, the Fund bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Exchange-Traded Notes Risk. Because ETNs are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN’s issuer may be unable to pay. In addition, as with investments in other ETPs, the Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s operating expenses to be higher and its performance to be lower.

Fixed Income Risk. A decline in an issuer’s credit rating may cause a decrease in the value of its fixed income securities and an increase in their investment risk and volatility. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” (or repay) the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income. The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. As of the date of this Prospectus, interest rates are near historic lows, but risks associated with rising interest rates are heightened given the Federal Reserve’s recent interest rate hikes, which could signal an end to the historically low interest rate environment. To the extent that rates increase substantially and/or rapidly, the Fund may be subject to significant losses.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers; (ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; and (vi) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Greece Risk. The Fund may invest a significant portion of its assets in the securities of Greek issuers. Recent geopolitical events in the European Union, and specifically in Greece, have destabilized Greece. The duration and outcome of the current situation cannot be predicted, and it is possible that Greece may exit the European Monetary Union, which would likely result in the redenomination and devaluation of the Greek currency and increase the potential for Greece to default on its other outstanding debts.

Events in Greece may adversely affect the value and liquidity of the Fund’s investments in Greek issuers. For example, capital controls may restrict the Fund’s ability to sell Greek securities and reinvest the proceeds. If the Athens Stock Exchange closes, current market quotations for the securities of Greek issuers normally traded there will not be available and the Fund will fair value any such securities in its portfolio. As a result, the market price of the Fund’s shares may significantly deviate from the Fund’s NAV. In addition, the unavailability of current market quotations from the Athens Stock Exchange may affect: the calculation of the value of the Underlying Index and the calculation of the Fund’s Intraday Indicative Value. As a result, the Fund’s NAV may experience increased tracking error with respect to the Underlying Index.

Russia Risk. The Fund may invest a significant portion of its assets in Russian securities. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and entities. Additional broader sanctions may be imposed in the future. These sanctions may result in the decline of the value and liquidity of Russian securities and could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. The Fund may seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

High Yield Securities Risk. High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.

International Closed-Market Trading Risk. Because the Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current pricing of an underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares they could be worth less than what you paid for them.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. A significant, rapid rise in interest rates may result in a period of volatility and increased redemptions if Fund securities become illiquid and are forced to sell the illiquid securities at disadvantageous times or prices. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Market Events Risk. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Non-Diversification Risk. The Fund is non-diversified. Investment by the Fund in securities of a limited number of issuers may expose it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures. Any such disruptions may have an adverse impact on the Fund.

Portfolio Turnover Risk. The Fund’s strategy may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Premium-Discount Risk. The Shares may trade above (premium) or below (discount) their net asset value (or “NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. This risk is heightened in times of market volatility or periods of steep market declines.

Quantitative Security Selection Risk. Cambria uses quantitative techniques to generate investment decisions and its processes and security selection can be adversely affected if it relies on erroneous or outdated data. In addition, the quantitative model may be or become flawed, and factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Sovereign Debt Securities Risk. Investments in sovereign and quasi-sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. These risks increase for lower-rated and high yield debt securities, as discussed in this Prospectus.

Performance

Performance information for the Fund is not provided because the Fund did not have a full calendar year of performance as of the date of this Prospectus. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. As always, please note that the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance will be available at www.cambriafunds.com.

Investment Adviser

Cambria Investment Management, L.P. serves as the investment adviser of the Fund.

Portfolio Managers

Mebane T. Faber and Eric W. Richardson are the portfolio managers for the Fund and have managed the Fund since its inception in 2016.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV.

The acquisition of Shares of the Fund by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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